Exhibit 99.1

Motorola Mobility Announces Record Date and Meeting Date for Special Meeting of Stockholders in Connection with Google Merger Agreement

Oct. 14, 2011

LIBERTYVILLE, Ill. – Oct. 14, 2011– Motorola Mobility Holdings, Inc. (NYSE: MMI) today announced in its definitive proxy statement on Schedule 14A that it has established a record date and a meeting date for a special meeting of its stockholders to consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of Aug. 15, 2011, providing for the acquisition of Motorola Mobility by Google Inc. and other related matters.

Motorola Mobility stockholders of record at the close of business on Tuesday, Oct. 11, 2011, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on Thursday, Nov. 17, 2011, at 10 a.m., local time, at the Hyatt Regency La Jolla at Aventine, located at 3777 La Jolla Village Drive, San Diego, Calif.

About Motorola Mobility

Motorola Mobility, Inc. (NYSE:MMI) fuses innovative technology with human insights to create experiences that simplify, connect and enrich people’s lives. Our portfolio includes converged mobile devices such as smartphones and tablets; wireless accessories; end-to-end video and data delivery; and management solutions, including set-tops and data-access devices. For more information, visit motorola.com/mobility.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, for example, the expected closing date of the transaction. Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory and other approvals at all or in a timely manner; and the other risks and uncertainties contained and identified in Google’s and Motorola Mobility’s filings with the Securities and Exchange Commission (the “SEC”), any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Neither Google nor Motorola Mobility undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

Additional Information and Where To Find It

On Oct. 14, 2011, Motorola Mobility filed with the SEC a definitive proxy statement in connection with the proposed transaction with Google. The definitive proxy statement will be sent or given to the Motorola Mobility stockholders of record. The definitive proxy statement contains important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY. The definitive proxy statement and other relevant materials, and any other documents filed by Motorola Mobility with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov or by going to Motorola Mobility’s Investor Relations page on its corporate website at http://investors.motorola.com. In addition, security holders may obtain free copies of the proxy statement from Motorola Mobility by contacting Investor Relations by mail at Attn: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048.

Interests of Participants

Motorola Mobility and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Motorola Mobility stockholders in connection with the proposed transaction. Information about Motorola Mobility’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2011, and its Annual Report on Form 10-K for the year ended Dec. 31, 2010, filed on Feb. 18, 2011. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048, or by going to Motorola Mobility’s Investor Relations page on its corporate website at http://investors.motorola.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the definitive proxy statement that Motorola Mobility has filed with the SEC.